Exhibit 99.1
Lucid Announces Third Quarter 2024 Financial Results

•Produced 1,805 vehicles in Q3; on track for annual production of approximately 9,000 vehicles
•Delivered 2,781 vehicles in Q3; up 90.9% compared to Q3 2023
•Q3 revenue of $200.0 million
•GAAP net loss per share of $(0.41); non-GAAP net loss per share of $(0.28)
•Ended the quarter with approximately $5.16 billion in total liquidity
•Subsequent to the third quarter, completed a capital raise of approximately $1.75 billion in October 2024

NEWARK, Calif. — November 7, 2024 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, today announced financial results for its third quarter ended September 30, 2024. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
Lucid reported Q3 revenue of $200.0 million on deliveries of 2,781 vehicles and expects to manufacture approximately 9,000 vehicles in 2024. Lucid ended the third quarter with approximately $5.16 billion in total liquidity.
“Our momentum continues with our third consecutive quarter of record deliveries,” said Peter Rawlinson, CEO and CTO at Lucid. “Additionally, today we are delighted to open the order book for the much-anticipated Lucid Gravity SUV, a landmark product, which remains on track for start of production this year. Furthermore, our recent capital raise of approximately $1.75 billion serves to further secure the future of the company by extending its financial runway well into 2026.”
“We continue to see improvements to gross margin performance as our cost reduction efforts are gaining momentum,” said Gagan Dhingra, Interim CFO and Principal Accounting Officer at Lucid. “With our recent capital raise, we are pleased to have the continued support once again from both the Public Investment Fund and other institutional investors.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on November 7, 2024. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The flagship vehicle, Lucid Air, delivers best-in-class performance and efficiency starting at $69,900*. Lucid is preparing its state-of-the-art, vertically integrated factory in Arizona to begin production of the Lucid Gravity SUV. The company’s goal is to accelerate humanity’s transition to sustainable transportation and energy.
*Excludes tax, title, license, options, destination, and documentation fees. For U.S. market only.
Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding financial and operating outlook and guidance, future gross margin, capital expenditures and other operating expenses, ability to control costs, expectations on cost optimization results, plans and expectations related to commercial product launches, including the Lucid Gravity SUV and Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range and performance of Lucid’s vehicles, plans and expectations regarding the Lucid Gravity SUV, including performance, driving range, features, specifications and potential impact on markets, plans and expectations regarding Lucid’s software, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, studio and service center openings, test drive vehicle numbers, ability to mitigate supply chain and logistics risks, plans and expectations regarding Lucid’s AMP-1 and AMP-2 manufacturing facilities, including potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, plans and expectations regarding the purchase agreement with the government of Saudi Arabia, including the total number of vehicles that may be purchased under the agreement and the timing of vehicle deliveries, Lucid’s ability to grow its brand awareness, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, potential automotive partnerships, expectations on the technology licensing landscape, expectations on the regulatory environment, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, including government closures of banks and liquidity concerns at other financial institutions, a potential global economic recession or other downturn and global conflicts or other geopolitical events; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of the Lucid Air and other vehicles; risks related to the uncertainty of Lucid’s projected financial information; risks related to the timing of expected business milestones and commercial product launches; risks related to the expansion of Lucid’s manufacturing facility, the construction of new manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; risks related to Lucid’s 2024 reduction in force; risks related to potential vehicle recalls and buybacks; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively utilize or obtain certain credits and other incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the heading “Risk Factors” in Part II, Item 1A of Lucid’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as well as in other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, Adjusted Net Loss Attributable to Common Stockholders, Adjusted Net Loss Per Share Attributable to Common Stockholders, and Free Cash Flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders before (1) interest expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) restructuring charges, (7) change in fair value of common stock warrant liability, (8) change in fair value of equity securities of a related party, (9) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (10) accretion of redeemable convertible preferred stock (related party). Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted Net Loss Attributable to Common Stockholders is defined as net loss attributable to common stockholders excluding (1) stock-based compensation, (2) restructuring charges, (3) change in fair value of common stock warrant liability, (4) change in fair value of equity securities of a related party, (5) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (6) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates Adjusted Net Loss Per Share Attributable to Common Stockholders as Adjusted Net Loss Attributable to Common Stockholders divided by weighted-average shares outstanding attributable to common stockholders.
Lucid believes that Adjusted Net Loss Attributable to Common Stockholders and Adjusted Net Loss Per Share Attributable to Common Stockholders financial measures provide investors with useful information to evaluate performance of its business excluding items not reflecting ongoing operating activities.
Free Cash Flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that Free Cash Flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$1,893,638	$1,369,947
Short-term investments (including $15,000 and nil associated with a related party as of September 30, 2024 and December 31, 2023, respectively)	1,578,283	2,489,798
Accounts receivable, net (including $70,846 and $35,526 from a related party as of September 30, 2024 and December 31, 2023, respectively)	98,243	51,822
Inventory	506,842	696,236
Prepaid expenses	62,210	69,682
Other current assets	107,795	79,670
Total current assets	4,247,011	4,757,155
Property, plant and equipment, net	3,222,098	2,810,867
Right-of-use assets	220,616	221,508
Long-term investments	555,521	461,029
Other noncurrent assets	198,277	180,626
Investments in equity securities of a related party	45,660	81,533
TOTAL ASSETS	$8,489,183	$8,512,718

LIABILITIES
Current liabilities:
Accounts payable	$139,187	$108,724
Accrued compensation	138,882	92,494
Finance lease liabilities, current portion	6,921	8,202
Other current liabilities (including $70,495 and $92,258 associated with related parties as of September 30, 2024 and December 31, 2023, respectively)	861,074	798,990
Total current liabilities	1,146,064	1,008,410
Finance lease liabilities, net of current portion	75,027	77,653
Common stock warrant liability	32,819	53,664
Long-term debt	2,000,847	1,996,960
Other long-term liabilities (including $120,286 and $178,311 associated with related parties as of September 30, 2024 and December 31, 2023, respectively)	558,525	524,339
Derivative liabilities associated with redeemable convertible preferred stock (related party)	932,025	—
Total liabilities	4,745,307	3,661,026

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of September 30, 2024 and December 31, 2023, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 and 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively (related party)	591,897	—
Preferred stock 10,000,000 shares authorized as of September 30, 2024 and December 31, 2023, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 and 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively (related party)	468,259	—
Total redeemable convertible preferred stock	1,060,156	—

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 2,338,376,367 and 2,300,111,489 shares issued and 2,337,518,542 and 2,299,253,664 shares outstanding as of September 30, 2024 and December 31, 2023, respectively	234	230
Additional paid-in capital	15,206,764	15,066,080
Treasury stock, at cost, 857,825 shares at September 30, 2024 and December 31, 2023	(20,716)	(20,716)
Accumulated other comprehensive income	12,914	4,850
Accumulated deficit	(12,515,476)	(10,198,752)
Total stockholders’ equity	2,683,720	4,851,692
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$8,489,183	$8,512,718

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue (including $45,588 and $4,980 from a related party for the three months ended September 30, 2024 and 2023, and $133,424 and $4,980 for the nine months ended September 30, 2024 and 2023, respectively)	$200,038	$137,814	$573,359	$438,120

Costs and expenses
Cost of revenue	412,544	469,722	1,287,695	1,526,051
Research and development	324,371	230,758	896,168	694,035
Selling, general and administrative	233,585	189,691	657,062	556,209
Restructuring charges	76	518	20,304	24,546
Total cost and expenses	970,576	890,689	2,861,229	2,800,841

Loss from operations	(770,538)	(752,875)	(2,287,870)	(2,362,721)

Other income (expense), net
Change in fair value of common stock warrant liability	(13,748)	60,316	20,845	61,647
Change in fair value of equity securities of a related party	(8,836)	—	(38,159)	—
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(240,250)	—	(137,250)	—
Interest income	50,017	66,064	155,201	145,594
Interest expense	(8,478)	(3,340)	(22,652)	(17,138)
Other expense, net	(155)	(763)	(6,229)	(1,024)
Total other income (expense), net	(221,450)	122,277	(28,244)	189,079
Loss before provision for income taxes	(991,988)	(630,598)	(2,316,114)	(2,173,642)
Provision for income taxes	487	296	610	1,012
Net loss	(992,475)	(630,894)	(2,316,724)	(2,174,654)
Accretion of redeemable convertible preferred stock (related party)	42,838	—	(107,924)	—
Net loss attributable to common stockholders, basic and diluted	$(949,637)	$(630,894)	$(2,424,648)	$(2,174,654)

Weighted-average shares outstanding attributable to common stockholders, basic and diluted	2,323,971,541	2,284,446,783	2,312,249,333	2,010,916,100

Net loss per share attributable to common stockholders, basic and diluted	$(0.41)	$(0.28)	$(1.05)	$(1.08)

Other comprehensive income (loss)
Net unrealized gains on investments, net of tax	$11,891	$1,554	$7,672	$2,590
Foreign currency translation adjustments	5,182	(1,967)	392	(1,381)
Total other comprehensive income (loss)	17,073	(413)	8,064	1,209
Comprehensive loss	(975,402)	(631,307)	(2,308,660)	(2,173,445)
Accretion of redeemable convertible preferred stock (related party)	42,838	—	(107,924)	—
Comprehensive loss attributable to common stockholders	$(932,564)	$(631,307)	$(2,416,584)	$(2,173,445)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cash flows from operating activities:
Net loss	$(992,475)	$(630,894)	$(2,316,724)	$(2,174,654)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	69,473	60,832	204,494	166,033
Amortization of insurance premium	8,645	9,114	25,959	30,242
Non-cash operating lease cost	7,861	6,593	22,997	18,871
Stock-based compensation	88,094	68,237	208,803	193,432
Inventory and firm purchase commitments write-downs	138,557	230,816	416,098	734,495
Change in fair value of common stock warrant liability	13,748	(60,316)	(20,845)	(61,647)
Change in fair value of equity securities of a related party	8,836	—	38,159	—
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	240,250	—	137,250	—
Net accretion of investment discounts/premiums	(15,272)	(35,766)	(59,580)	(74,928)
Other non-cash items	(178)	16,480	4,766	27,938
Changes in operating assets and liabilities:
Accounts receivable (including $6,962 and $(5,533) from a related party for the three months ended September 30, 2024 and 2023, and $(35,320) and $(5,533) for the nine months ended September 30, 2024 and 2023, respectively)	3,011	(2,800)	(46,601)	(3,778)
Inventory	(137,982)	(127,971)	(221,392)	(575,933)
Prepaid expenses	782	(12,027)	(18,487)	(43,062)
Other current assets	(5,171)	(4,808)	(27,481)	13,680
Other noncurrent assets	8,497	(4,032)	(14,895)	(113,790)
Accounts payable	39,383	(18,811)	42,564	(114,810)
Accrued compensation	1,508	(7,460)	46,388	(1,781)
Other current liabilities	30,063	(6,413)	(9,297)	(61,505)
Other long-term liabilities	29,575	5,644	101,297	25,993
Net cash used in operating activities	(462,795)	(513,582)	(1,486,527)	(2,015,204)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(22,611) and $(25,959) from a related party for the three months ended September 30, 2024 and 2023, and $(56,679) and $(66,877) for the nine months ended September 30, 2024 and 2023, respectively)	(159,694)	(192,517)	(592,206)	(638,002)
Purchases of investments (including $(15,000) and nil from a related party for the three months ended September 30, 2024 and 2023, and $(15,000) and nil for the nine months ended September 30, 2024 and 2023, respectively)	(520,093)	(1,438,001)	(2,374,220)	(3,585,254)
Proceeds from maturities of investments	963,506	498,081	3,251,400	2,480,570
Proceeds from sale of investments	—	—	5,000	148,388
Other investing activities	—	—	—	(4,827)
Net cash provided by (used in) investing activities	$283,719	$(1,132,437)	$289,974	$(1,599,125)

LUCID GROUP, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED (Unaudited) (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cash flows from financing activities:
Proceeds from issuance of common stock under Underwriting Agreement, net of issuance costs	$—	$—	$—	$1,184,224
Proceeds from issuance of common stock under 2023 Subscription Agreement to a related party, net of issuance costs	—	—	—	1,812,641
Proceeds from issuance of Series A redeemable convertible preferred stock to a related party	—	—	1,000,000	—
Proceeds from issuance of Series B redeemable convertible preferred stock to a related party	750,000	—	750,000	—
Payments of issuance costs for Series A redeemable convertible preferred stock	—	—	(2,343)	—
Payments of issuance costs for Series B redeemable convertible preferred stock	(250)	—	(250)	—
Payment for credit facility issuance costs (including $(5,625) and nil to a related party for the three months ended September 30, 2024 and 2023, and $(5,625) and nil for the nine months ended September 30, 2024 and 2023, respectively)	(6,058)	—	(6,058)	—
Payment for finance lease liabilities	(703)	(1,455)	(2,632)	(4,534)
Proceeds from borrowings from a related party	—	38,654	—	42,920
Repayment of borrowings from a related party	(21,590)	—	(25,856)	—
Proceeds from exercise of stock options	935	2,214	3,246	7,321
Proceeds from employee stock purchase plan	—	—	11,104	15,089
Tax withholding payments for net settlement of employee awards	(3,190)	(4,327)	(8,502)	(14,705)
Net cash provided by financing activities	719,144	35,086	1,718,709	3,042,956
Net increase (decrease) in cash, cash equivalents, and restricted cash	540,068	(1,610,933)	522,156	(571,373)
Beginning cash, cash equivalents, and restricted cash	1,353,595	2,776,880	1,371,507	1,737,320
Ending cash, cash equivalents, and restricted cash	$1,893,663	$1,165,947	$1,893,663	$1,165,947

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)
Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss attributable to common stockholders, basic and diluted (GAAP)	$(949,637)	$(630,894)	$(2,424,648)	$(2,174,654)
Interest expense	8,478	3,340	22,652	17,138
Interest income	(50,017)	(66,064)	(155,201)	(145,594)
Provision for income taxes	487	296	610	1,012
Depreciation and amortization	69,473	60,832	204,494	166,033
Stock-based compensation	88,094	68,237	210,283	194,875
Restructuring charges	76	518	20,304	24,546
Change in fair value of common stock warrant liability	13,748	(60,316)	(20,845)	(61,647)
Change in fair value of equity securities of a related party	8,836	—	38,159	—
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	240,250	—	137,250	—
Accretion of redeemable convertible preferred stock (related party)	(42,838)	—	107,924	—
Adjusted EBITDA (non-GAAP)	$(613,050)	$(624,051)	$(1,859,018)	$(1,978,291)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss attributable to common stockholders, basic and diluted (GAAP)	$(949,637)	$(630,894)	$(2,424,648)	$(2,174,654)
Stock-based compensation	88,094	68,237	210,283	194,875
Restructuring charges	76	518	20,304	24,546
Change in fair value of common stock warrant liability	13,748	(60,316)	(20,845)	(61,647)
Change in fair value of equity securities of a related party	8,836	—	38,159	—
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	240,250	—	137,250	—
Accretion of redeemable convertible preferred stock (related party)	(42,838)	—	107,924	—
Adjusted net loss attributable to common stockholders, basic and diluted (non-GAAP)	$(641,471)	$(622,455)	$(1,931,573)	$(2,016,880)
Adjusted Net Loss Per Share Attributable to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss per share attributable to common stockholders, basic and diluted (GAAP)	$(0.41)	$(0.28)	$(1.05)	$(1.08)
Stock-based compensation	0.04	0.03	0.09	0.10
Restructuring charges	—	0.01	0.01	0.01
Change in fair value of common stock warrant liability	0.01	(0.03)	(0.01)	(0.03)
Change in fair value of equity securities of a related party	—	—	0.01	—
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	0.10	—	0.06	—
Accretion of redeemable convertible preferred stock (related party)	(0.02)	—	0.05	—
Adjusted net loss per share attributable to common stockholders, basic and diluted (non-GAAP)	$(0.28)	$(0.27)	$(0.84)	$(1.00)

Weighted-average shares outstanding attributable to common stockholders, basic and diluted	2,323,971,541	2,284,446,783	2,312,249,333	2,010,916,100

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - CONTINUED
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net cash used in operating activities (GAAP)	$(462,795)	$(513,582)	$(1,486,527)	$(2,015,204)
Capital expenditures	(159,694)	(192,517)	(592,206)	(638,002)
Free cash flow (non-GAAP)	$(622,489)	$(706,099)	$(2,078,733)	$(2,653,206)